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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934

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               Date of Earliest Event Reported: December 31, 1998



                        EQUITY CORPORATION INTERNATIONAL
             (Exact name of Registrant as specified in its charter)




          Delaware                              0-24728                               75-2521142
(State or other jurisdiction              (Commission File No.)                    (I.R.S. Employer
of incorporation)                                                                  Identification No.)
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                        415 South First Street, Suite 210
                               Lufkin, Texas 75901
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (409) 631-8700




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ITEM 5.  OTHER EVENTS

STOCKHOLDER APPROVAL OF MERGER AND AGREEMENT WITH THE FEDERAL TRADE COMMISSION
STAFF

         On December 31, 1998, Equity Corporation International, a Delaware corporation ("ECI"), and Service Corporation International, a Texas corporation
("SCI"), jointly announced (i) the approval by the stockholders of ECI of the previously-announced proposed merger of ECI with and into a wholly owned subsidiary of SCI (the "Merger"), and (ii) the execution by SCI of an Agreement
Containing Consent Order with the staff of the Federal Trade Commission ("FTC") resolving regulatory concerns of the FTC staff with regard to the Merger, as more fully described in the press release filed as Exhibit 99.1 to this Current
Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

         99.1     Press Release, dated December 31, 1998.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  EQUITY CORPORATION INTERNATIONAL



                                  By:       /s/ James P. Hunter, III
                                      ---------------------------------------
                                           James P. Hunter, III
                                           Chairman, President and
                                           Chief Executive Officer


Date:  January 4, 1998



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